UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2023

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

Cosmos Health Inc.

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 8, 2023, Cosmos Health Inc. (the “Company”) entered into a Stock Purchase Agreement with Konstantinos-Gaston Kanaroglou and Konstantina-Mathilde Kanaroglou (the “Sellers”), the owners of one hundred (100%) percent of the equity (the “Shares”) of Pharmaceutical Laboratories Cana S.A. (“Cana Holdings”).  The Purchase Price for the Shares for each Seller is €800,000 and 46,377 shares of Cosmos restricted common stock at an issuance price of $17.25 per share or $800,000.

Cana Holdings is a Greek pharmaceutical company that manufactures, sells, distributes, and markets original branded products researched and developed by leading global pharmaceutical and healthcare companies.

As previously announced on February 28, 2023, the Company issued a five-year senior secured promissory note (the “Note”) in the principal amount of €4,100,000 to Cana Holdings.  This Note is secured by the stock of Cana Holdings’ wholly-owned subsidiary, Pharmaceutical Laboratories Cana S.A. (“Cana Pharma”), as well as the Shares of Cana Holdings held by the Sellers.  The closing of this transaction is conditioned upon: (i) the satisfactory completion of due diligence; (ii) delivery of auditors’ financial statements of Cana Holdings as of December 31, 2022; (iii) receipt by the Company of all required approvals, covenants and waivers; (iv) indebtedness of Cana Holdings shall not exceed €1,000,000 (exclusive of the Note); (v) payment of the Purchase Price and delivery of the Shares; (vi) no material adverse changes in the business of Cana Holdings; and (vii) customary closing conditions.

Sellers are prohibited from, directly or indirectly, soliciting or entering into discussions with any third party regarding a possible Acquisition Proposal (as defined therein).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number

10.1	Stock Purchase Agreement dated May 8, 2023 by and among Cosmos Health Inc. and Konstantinos-Gaston Kanaroglou and Konstantina-Mathilde Kanaroglou regarding Cana Laboratories Holding (Cyprus) Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: May 10, 2023	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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